Exhibit 32.1

Certification Pursuant to
18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Inland Western Retail Real Estate Trust, Inc. (the "Company") for the quarter ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Brenda G. Gujral, as Chief Executive Officer of the Company and Steven P. Grimes, as Principal Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his or her knowledge:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brenda G. Gujral

Name:	Brenda G. Gujral
Chief Executive Officer

Date:	November 14, 2007

/s/ Steven P. Grimes

Name:	Steven P. Grimes
Principal Financial Officer

Date:	November 14, 2007